Exhibit 10.95

EXECUTION VERSION

AMENDMENT FOUR

TO

MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT

July 24, 2020

This Amendment Four (this “Amendment”) to the Repurchase Agreement (defined below), is entered into on July 24, 2020, by and between Wells Fargo Bank, N.A. (“Buyer”) and Caliber Home Loans, Inc. (“Seller”).

W I T N E S S E T H:

WHEREAS, Buyer and Seller have entered into that certain Master Repurchase Agreement and Securities Contract, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified hereafter, the “Repurchase Agreement”), along with the related Eighth Amended and Restated Addendum dated as of July 24, 2020 (as the same may be further amended, restated, supplemented or otherwise modified from time to time hereafter, the “Addendum,” and together with the Repurchase Agreement, the “Master Repurchase Agreement”); and

WHEREAS, Buyer and Seller wish to amend certain provisions of the Master Repurchase Agreement in order to tailor the contract as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

SECTION 1. Amendments to Repurchase Agreement. Effective as of the date hereof, the Master Repurchase Agreement is hereby amended as follows:

1.1

Section 2(a) of the Repurchase Agreement is hereby amended by deleting the definition of “Capital Lease Obligations” in its entirety and adding a new defined term for “Finance Lease Obligations” as follows:

“Finance Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a finance lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

1.2	Section 2(a) of the Repurchase Agreement is hereby amended by amending and restating clause (e) of the definition of “Indebtedness” in its entirety as follows:

(e) Finance Lease Obligations of such Person;

1.3	Annex A to the Repurchase Agreement is hereby amended by amending and restating the definition of “Adjusted Tangible Net Worth” in its entirety as follows:

“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (if approved for purposes of this calculation by Buyer in its sole discretion), minus the sum of (i) all intangible assets, goodwill, patents, trade names, trademarks, copyrights, franchises, any organizational expenses, receivables from shareholders, Affiliates or employees, any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP, and any other assets that Buyer deems, at any time, in its reasonable discretion, as intangible assets or overstated assets, (ii) [reserved], (iii) restricted cash, and (iv) investments in Affiliates. For the avoidance of doubt, Buyer may deem, in its reasonable discretion, any asset as intangible or overstated at any time after the delivery of the most recent Officer’s Compliance Certificate. Buyer agrees to use reasonable efforts to notify Seller of assets deemed by Buyer to be intangible or materially overstated.

1.4	Section 7(e) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

e. Notwithstanding anything to the contrary set forth herein, to the extent that any Income (excluding principal prepayments in full) is not deposited in the Collection Account as required by Section 7(a), upon notice by Buyer to Seller, Seller shall immediately remit to the Settlement Account all such Income received by Servicer or Seller in respect of the Purchased Assets.

1.5	Clause (ii) in the first sentence of Section 32 of the MRA is hereby amended and restated in its entirety as follows:

(ii) disclosure required by law, rule, regulation or order of a court, Agency or other regulatory body or

1.6	Schedule 1 of the Repurchase Agreement is hereby amended by amending and restating clause (vvv) in its entirety as follows:

(vvv) Authorized Funds Recipient. Any related settlement or closing agent has fully disbursed all proceeds received from the Buyer in accordance with the closing disclosure.

SECTION 2. No Default; Representations and Warranties. To induce Buyer to provide the amendments set forth in Section 1, Seller hereby represents, warrants and covenants that:

No Default or Event of Default has occurred and is continuing on the date hereof; and

The representations and warranties of Seller contained in the Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 3. No Waiver. Buyer has not by this Amendment waived, is not waiving, and has no intention of waiving, any Default, Event of Default or breach of any term or provision of the Repurchase Agreement or any other Program Agreement, whether now existing or hereafter occurring.

SECTION 4. Defined Terms. Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Repurchase Agreement.

SECTION 5. Single Agreement. The foregoing amendment only relates to the Repurchase Agreement between Buyer and Seller. Except as expressly amended above, all of the terms and conditions of the Master Repurchase Agreement remain in full force and effect and are hereby reaffirmed.

SECTION 6. No Novation, Agreement in Full Force and Effect as Amended. The parties hereto have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Master Repurchase Agreement or any of the other Program Agreements. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Obligations of the parties under the Master Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect, and (iii) any reference to the Master Repurchase Agreement in any Program Agreements shall be deemed to reference to this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 8. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[signatures appear on the following pages]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed to this Amendment Four to Master Repurchase Agreement and Securities Contract by their respective officers thereunto duly authorized as to the date first above written.

Buyer:

WELLS FARGO BANK, N.A.

By:	/s/ Kelly Kucsma

Name: Kelly Kucsma
Title: Director

[signatures continue on the following page]

Signature Page to Amendment Four to Master Repurchase Agreement and Securities Contract

Seller:

CALIBER HOME LOANS, INC.

By:	/s/ Vasif Imtiazi
Name: Vasif Imtiazi
Title: CFO

[end of signatures]

Signature Page to Amendment Four to Master Repurchase Agreement and Securities Contract